SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (date of earliest event reported)      May 10, 1996


                                EMCOR Group, Inc.
             (Exact name of registrant as specified in its charter)




     Delaware                 0-2315                       11-2125338
 ................................................................................
  (State or other         (Commission                   (I.R.S. Employer
     jurisdiction         File Number)                  Identification No.)
  of incorporation)



               101 Merritt Seven Corporate Park, Norwalk, CT 06851 (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code   (203) 849-7800



                                       N/A
 ..............................................................................
        (Former name or former address, if changed since last report.)

ITEM 5:  OTHER EVENTS

Without acknowledging it is of importance to security holders, the following financial statements of Dyn Specialty Contracting, Inc. ("Dyn") and its subsidiaries are provided for informational purposes only (Dyn is a wholly owned subsidiary of EMCOR Group, Inc.).

- - 8 -

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET
(In Thousands. Except Share and Per Share Data)(Unaudited)
- ----------------------------------------------------------- -------------------
March 31, 1996
- ----------------------------------------------------------- -------------------

ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                     $22,523
  Accounts receivable, net                                       72,884
  Costs and estimated earnings in excess
    of billings on uncompleted contract                          17,596
  Inventories                                                       626
  Prepaid expenses and other                                        163
                                                            -------------------

      Total current assets                                      113,792

PROPERTY, PLANT, AND EQUIPMENT - Net                              2,581

OTHER ASSETS                                                      3,749
                                                            -------------------

TOTAL ASSETS                                                   $120,122
                                                            ===================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current maturities of long-term                                $1,033
    debt and capital lease obligations
  Accounts payable                                               26,618
  Billings in excess of costs and estimated                      32,096
    earnings on uncompleted contracts
  Accrued payroll and benefits                                   12,139
  Other accrued expenses and liabilities                          5,534
                                                            -------------------

      Total current liabilities                                  77,420

LONG-TERM LIABILITIES                                               230

DUE TO PARENT COMPANY, NET                                       10,593
                                                            -------------------

      Total liabilities                                          88,243
                                                            -------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock, $1 par value, 100 shares                              1
    authorized, issued and outstanding
  Additional paid-in capital and
    retained earnings                                            31,878
                                                            -------------------

      Total stockholders' equity                                 31,879
                                                            -------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $120,122
                                                            ===================

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands)(Unaudited)

- --------------------------------------------------------------------------------
Three Months Ended March 31, 1996
- --------------------------------------------------------------------------------

CONSTRUCTION REVENUES                                           $83,235

COSTS AND EXPENSES:
  Cost of construction                                           75,317
  Selling, general and administrative                             6,800
                                                            -------------------
                                                                 82,117

OPERATING INCOME                                                  1,118

OTHER EXPENSES:
  Interest income, net                                               91
  Management fee - related party                                   (853)
                                                            -------------------

PRETAX INCOME                                                       356

PROVISION FOR INCOME TAXES                                          153
                                                            -------------------

NET INCOME                                                         $203
                                                            ===================


See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(In Thousands)(Unaudited)

- --------------------------------------------------------------------------------
Three Months Ended March 31, 1996
- --------------------------------------------------------------------------------

                                                      Additional
                                                       Paid-in
                                                      Capital and
                                 Common Stock     Retained Earnings    Total
                                 -------------    ----------------- ------------

BALANCE, DECEMBER 31, 1995              $1              $31,675       $31,676

  Net income                             -                  203           203
                                 -------------    ----------------- ------------

BALANCE, MARCH 31, 1996                 $1              $31,878       $31,879
                                 =============    ================= ============

See notes to condensed consolidated financial statements.

DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In Thousands)(Unaudited)

- ------------------------------------------------------------- ------------------
Three Months Ended March 31, 1996
- ------------------------------------------------------------- ------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                         $203
  Non-cash expenses                                                   249
  Changes in operating assets and liabilities                       5,246
                                                              ------------------

      Net cash provided by operations                               5,698
                                                              ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of property, plant and equipment                  1
  Purchases of property, plant and equipment                         (185)
                                                              ------------------

      Net cash used in investing activities                          (184)
                                                              ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of long-term liabilities
    and capital lease obligations                                     (22)
                                                              ------------------

      Net cash used in financing activities                           (22)
                                                              ------------------

INCREASE IN CASH AND CASH EQUIVALENTS                               5,492

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     17,031
                                                              ------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                          $22,523
                                                              ==================

SUPPLEMENTAL CASH FLOW INFORMATION
  Cash paid for interest                                             $104
                                                              ==================

See notes to condensed consolidated financial statements

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================================================================================



DYN SPECIALTY CONTRACTING, INC. AND SUBSIDIARIES


NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
            ACCOUNTING POLICIES

Organization and Principles of Consolidation - Dyn Specialty Contracting, Inc. (the "Company") is a wholly owned subsidiary of EMCOR
Group, Inc. ("EMCOR").

The Company and its subsidiaries specialize in the design, distribution, integration, installation, and maintenance of complex electrical systems. Services are provided to a broad range of commercial, industrial, and institutional customers throughout the United States.

The condensed consolidated financial statements include the accounts of the Company and its subsidiaries. The Company's subsidiaries consist of the following legal entities: Dynalectric Company; Dynalectric Company of Nevada; Contra Costa Electric, Inc.; B&B Contracting and Supply Company; and KDC Inc., (formerly named JWP Systems/Kirkwood Electric Co., Inc.). Significant intercompany accounts and transactions have been eliminated.

REVENUE RECOGNITION - Revenues on long-term contracts are recognized on the percentage-of-completion method. Percentage of completion is measured principally by the percentage of labor costs incurred and accrued to date for each contract to the estimated total labor costs for such contract at completion, while percentage of completion on other contracts is measured by the percentage of costs incurred and accrued to date for each contract to the estimated total cost of completion of such contract.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. In forecasting ultimate profitability on certain contracts, estimated recoveries are included for work performed under customer change orders to contracts for which firm prices have not yet been negotiated. Due to uncertainties inherent in the estimation process, it is reasonably possible that completion costs, including those arising from contract penalty provisions and final contract settlements, will be revised in the near-term. Such revision to costs and income are recognized in the period in which the revisions are determined.

INVENTORIES - Inventories, which consist primarily of construction materials, are stated at the lower of cost or market. Cost is determined principally by using average costs.

PROPERTY,  PLANT AND  EQUIPMENT - Property,  plant,  and  equipment is stated at
cost.   Depreciation  and   amortization  is  recorded  using   accelerated  and
straight-line methods over useful lives ranging from 5 to 31.5 years.

STATEMENT OF CASH FLOWS - For purposes of the condensed consolidated statement of cash flows, the Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

2.        DEBT

CREDIT AGREEMENT - On December 14, 1994, EMCOR and the Company and its subsidiaries entered into a credit agreement with a group of lenders. The credit agreement provides the Company with a secured revolving loan facility in the maximum aggregate principal amount of $10.0 million. Borrowings under the agreement bear interest at the rate of 15% per annum. The agreement requires quarterly commitment fee payments of $100,000. The agreement terminates on June 14, 1996. There were no borrowings outstanding under the agreement at March 31, 1996.

Borrowings under the agreement were secured by a lien upon and security interest in all assets of the Company including a pledge of all of the stock of the Company's subsidiaries, a pledge of all of EMCOR's stock of the Company, a security interest in the contractual right to certain of the Company's bank accounts and a lien upon and security interest in certain assets of EMCOR and its other subsidiaries.

The agreement requires the Company to follow certain procedures with regard to deposits in and transfers from its various bank accounts. The agreement also contains certain covenants, including those requiring the Company to maintain minimum levels of backlog during the term of the agreement and to limit aggregate losses from operations.

EMCOR and the Company are actively seeking to replace or extend this credit facility.

Current Maturities of Long-Term Debt - In connection with the purchase in 1988 by a subsidiary of the Company of certain assets, the subsidiary incurred a non-interest bearing contingent obligation to a bank evidenced by a note (the "Contingent Note") in a maximum amount of $988,112. No amounts have been required to be paid in respect of the Contingent Note through March 31, 1996 based on the pre-tax earnings of the subsidiary, as defined. The Contingent Note expires on April 1, 1996.

3.        INCOME TAXES

EMCOR and its domestic subsidiaries, including the Company, file a consolidated Federal income tax return. The provision for income taxes in the accompanying condensed consolidated statement of operations includes Federal and state income taxes that have been calculated by the Company as if it were a separate taxpayer. Tax related balances are included as a component of due to parent company, net in the accompanying condensed consolidated balance sheet.

4.       RELATED PARTY TRANSACTIONS

The principal insurance coverage for the Company and its subsidiaries is provided under plans administered by EMCOR. Additionally, EMCOR charges the Company and its subsidiaries a management fee, and an allocation for income taxes (see Note C). The balance due to EMCOR primarily represents the cumulative unpaid amount of charges for insurance, interest (previously charged), management fees, and taxes.

5.       LEGAL PROCEEDINGS

The Company's subsidiary, Dynalectric Company, is a defendant in an action entitled Computran v. Dynalectric, et al., pending in the Superior Court of New Jersey, Bergen County, arising out of its participation in a joint venture. In the action, which was instituted in 1988, the plaintiff, Computran, a participant in and a subcontractor to the joint venture, alleges that the Company wrongfully terminated it from the subcontract, fraudulently diverted funds due to Computran, misappropriated its trade secrets and proprietary information, fraudulently induced it to enter into the joint venture, and conspired with other defendants to commit acts in violation of the New Jersey Racketeering Influence and Corrupt Organization Act. The Company believes that Computran's claims are without merit and intends to defend this matter vigorously. The Company has filed counter claims against Computran. Discovery is ongoing; no trial date has been scheduled.

The Company and its subsidiaries are also involved in other legal proceedings and claims asserted by and against the Company which have arisen in the ordinary course of business. The Company believes it has a number of valid defenses to these actions and intends to vigorously defend or assert these claims and does not believe that a significant liability will result. However, the Company cannot predict the outcome of these actions or the impact, if any, that the ultimate resolution of such matters will have upon the Company's financial position or results of operations.

================================================================================

================================================================================



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EMCOR Group, Inc.



May 10, 1996                     By:               /s/ Frank T. MacInnis
                                          ------------------------------
                                          Frank T. MacInnis, Chairman of the
                                          Board, President and Chief Executive
                                          Officer